Exhibit 10.16

Loan No. 523035

MORTGAGE NOTE

$9,765,000.00	New York, New York
Note No: A-CT	February 25, 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Nine Million Seven Hundred Sixty-Five Thousand and No/100 Dollars ($9,765,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.                                      Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)                            If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)                            Interest only is to be paid in installments as follows: $50,208.38 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of March, 2013;

(c)                             Principal and interest is to be paid in installments as follows: $59,617.63 on the first day of April, 2013, and on the first day of each calendar month thereafter up to and including the first day of February, 2018; and

(d)                            The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2018 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Six and Seventeen One-Hundredths Percent (6.17%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $21,765,000.00 (the “CT Loan”), as set forth in the Loan Agreement Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the CT Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the fifth (5th) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

(a)                                 the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)                                 1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.                                      Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

(a)                                 The sum obtained by adding:

(i)                                     the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)                                  1.0% of the then outstanding principal balance of the Note; or

(b)                                 An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.                                      Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred.

This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

5.                                      Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.                                      Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the CT Loan given by Maker for the use and benefit of Payee covering certain premises located at 269 South Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard and 22 Marsh Hill Road in Orange, Connecticut, 950 Bridgeport Avenue in Milford, Connecticut and 470 Bridgeport Avenue in Shelton, Connecticut.

7.                                      Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8.                                      Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.                                      Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                               Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.                               Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.                               Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.                               Time. Time is of the essence of this Note.

14.                               Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.                               Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.                               Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

17.                               Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.                               Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.                               Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non- renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.                               Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

21.                               Special State Provisions.

(a)                                 MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (I) MAKER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF PAYEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (II) MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of Connecticut and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.			WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 12 CASCADE L.L.C.			WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 22 MARSH HILL L.L.C.			WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to Mortgage Note A-CT]

WU/LH 269 LAMBERT L.L.C.			WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 412 FAIRVIEW PARK L.L.C.			WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 404 FIELDCREST L.L.C.			WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 100-110 MIDLAND L.L.C.			WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to Mortgage Note A-CT]

WU/LH 199 RIDGEWOOD L.L.C.			WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 8 SLATER L.L.C.			WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 200 AMERICAN L.L.C.			WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

WU/LH 400 AMERICAN L.L.C.			WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,		By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,			a New York limited liability company,
	Its Sole Manager			Its Sole Manager

	By:	/s/ Louis Sheinker		By:	/s/ Louis Sheinker
		Name: Louis Sheinker			Name: Louis Sheinker
		Title: Member/Manager			Title: Member/Manager

[Signature Page to Mortgage Note A-CT]